                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 24, 2005

                              HOME FEDERAL BANCORP
             (Exact name of registrant as specified in its charter)

                                    000-18847
                            (Commission File Number)

                   Indiana                               35-1807839
        (State or other jurisdiction)                 (I.R.S. Employer
      of incorporation or organization)              Identification No.)

   501 Washington Street, Columbus, Indiana               47201
   (Address of Principal Executive Offices)            (Zip Code)

        Registrants telephone number including area code: (812) 522-1592

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ____ Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

  ____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

  ____ Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

  ____ Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

            Adoption of Home Federal Bancorp Long-Term Incentive Plan

         On May 24, 2005, the Board of Directors of Home Federal Bancorp (the
"Company") considered and approved the Home Federal Bancorp Long-Term Incentive
Plan (the "LTIP"), effective as of January 1, 2005. The LTIP is intended to provide executives with an opportunity to earn long-term incentive compensation based upon the achievement of long-term strategic goals, and is thereby designed to align executive interests with owners' interests, recognize team achievement and facilitate attracting, motivating and retaining key executives.

Administration

         The LTIP will be administered by the Compensation Committee of the
Board of Directors (the "Committee"), and the Committee will have the power to interpret and make binding decisions under the LTIP; to prescribe, amend and rescind rules relating to the LTIP; to determine the rights and obligations of participants in the LTIP; and to determine the payment obligations of the
Company and its subsidiaries.

Eligible Participants

         Eligibility to participate in the LTIP is limited to key executives of the Company or a subsidiary who have the opportunity to significantly affect the achievement of the Company's strategic objectives. Participants will be selected by the Committee in its complete and sole discretion.

Awards

         At the time the Committee grants an award, it will set award levels.
For each award level, the Committee shall establish performance goals related to one or more performance criteria at which the incentive payment for each award level shall be earned for the relevant performance period. The performance period may be any period of years established by the Committee up to but not in excess of five years, and may include overlapping years. The LTIP provides that the Committee may use any of the following measures as performance criteria, to the extent determined in accordance with U.S. generally accepted accounting principles or as publicly reported: asset growth; combined net worth; debt to equity ratio; earnings per share; total shareholder return; efficiency ratio;
revenues; investment performance; operating income (with or without investment income or income taxes); cash flow; margin; net income, before or after taxes;
earnings before interest, taxes, depreciation and/or amortization; return on capital, equity, revenue or assets; or stock price appreciation.

         The Committee will determine, in its sole discretion, whether a participant has earned an award that has become final and payable. The Company will pay the final award in a lump sum, in cash, to a participant who is and has been an active employee at all times during the performance period, which, as described above, may be any period of years up to a maximum of five years, with the award being subject to pro rata adjustment and payment in the event of retirement, death or disability during that period. The maximum payment to any participant for any performance period under the LTIP is $750,000.

Change in Control

         In the event of a change in control (as defined in the LTIP) prior to the end of a performance period and/or the payment of a final award, the
Committee has the discretion to accelerate the calculation and payment of any final award, which may include payment of the maximum final award.

Internal Revenue Code Section 162(m)

         In the event that the LTIP is submitted to the shareholders of the
Company by the Board and approved by the shareholders of the Company by the vote prescribed in Section 162(m) of the Internal Revenue Code (relating to limitations on business expense tax deductions for certain employee compensation), then the Committee has the power and discretion under the LTIP to structure the awards in a manner making them eligible to be considered
"qualified performance-based compensation," as defined in Section 162(m) of the
Internal Revenue Code and the regulations promulgated thereunder.

         The foregoing description of the LTIP does not purport to be complete and is qualified in its entirety by reference to the LTIP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

                        Granting of Awards Under the LTIP

         On May 24, 2005, the Compensation Committee of the Board of Directors
considered and approved awards under the LTIP to the following key executives of the Company:

         John K. Keach, Jr.           Chairman of the Board, President and Chief
                                      Executive Officer

         Charles R. Farber            Executive Vice President

         S. Elaine Pollert            Executive Vice President

         Lawrence E. Welker           Executive Vice President, Chief Financial
                                      Officer, Treasurer and Secretary

         Mark Gorski                  Effective June 6, 2005:  Executive Vice
                                      President and Chief Financial Officer

         Each participant will receive and enter into an Award Agreement containing the specific terms of the award approved by the Compensation
Committee. The Award Agreements provide for a performance period of January 1,
2005 through December 31, 2007, and establish performance goals measured by the earnings per share ("EPS") and total shareholder return ("TSR") of the Company, as more specifically defined in the Award Agreements.

         Each performance goal has three distinct performance levels, including a threshold level, a target level and a maximum level, with each level representing entitlement to a different cash payment award amount. The specific performance goals and performance levels for the key executives are set forth below, with the specific terms used more completely defined in the LTIP and the
Award Agreements:

EPS Performance Goal

 EPS Growth Equal to or      Cash Payment Formula       Cash Payment Formula
     Greater Than               for Mr. Keach         for Other Key Executives

           5%            (Base salary x .25) x .50   (Base salary x .25) x .35
          10%            (Base salary x 1.0) x .50   (Base salary x 1.0) x .35
          20%            (Base salary x 2.0) x .50   (Base salary x 2.0) x .35

TSR Performance Goal

 TSR Percentile of       Cash Payment Formula        Cash Payment Formula for
  the Peer Group             for Mr. Keach             Other Key Executives
  25th percentile      (Base salary x .25) x .50     (Base salary x .25) x .35
  50th percentile      (Base salary x 1.0) x .50     (Base salary x 1.0) x .35
  75th percentile      (Base salary x 2.0) x .50     (Base salary x 2.0) x .35

         The form of the Award Agreement to be used in connection with the LTIP and to be offered to each of the key executives as discussed above is filed as
Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

    (c)   Exhibits

          10.1     Home Federal Bancorp Long-Term Incentive Plan,
                   effective January 1, 2005
          10.2     Form of Home Federal Bancorp Long-Term Incentive Plan
                   Award Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HOME FEDERAL BANCORP

Date:  May 24, 2005                      By: /s/ Lawrence E. Welker

                                             Lawrence E. Welker
                                             Executive Vice President and
                                             Chief Financial Officer

                               EXHIBIT INDEX

Exhibit Number            Exhibit Description

10.1                    Home Federal Bancorp Long-Term Incentive Plan, effective
                        January 1, 2005
10.2                    Form of Home Federal Bancorp Long-Term Incentive Plan
                        Award Agreement